SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 17, 2004
                                                        ------------------



                                  NYMAGIC, INC.
                                  -------------
             (Exact Name of Registrant as specified in its charter)



          NEW YORK                   1-11238                     13-3534162
----------------------------     ----------------           --------------------
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)               Number)                 Identification No.)


                   919 Third Avenue, New York, New York 10022
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 551-0600
                                                          ---------------


                                      N/A
                                    -------
         (Former name or former address, if changed since last report):


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of February 17, 2004

        99.2 Transcript from fourth quarter and year ended December 31, 2003 earnings conference call held on February 18, 2004


Item 12.  Results of Operations and Financial Condition.

        On February 17, 2004, NYMAGIC, Inc. (the "Company") issued a press release reporting the financial results for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure.

        On February 18, 2004, the Company held a conference call to discuss the financial results of the Company for its fourth quarter and year ended December 31, 2003. A copy of the transcript of the call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this
Item 12 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

        The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYMAGIC, INC.


                                By: /s/ Thomas J. Iacopelli
                                   ---------------------------------
                                   Name:   Thomas J. Iacopelli
                                   Title:  Chief Financial Officer and Treasurer


Date: February 23, 2004

                                  Exhibit Index



        Exhibit Number       Description
        --------------       -----------

        99.1                 Press Release dated as of February 17, 2004

        99.2 Transcript from fourth quarter and year ended December 31, 2003 earnings conference call held on February 18, 2004